EXECUTION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                 This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 31, 1998 and entered into by and among BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("BCC"), BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and Bankers Trust Company ("BTCO"), as agent for Lenders (in such capacity, "AGENT"), and solely with respect to Sections 3 and 4 hereof, Benedek License Corporation, a Delaware corporation ("LICENSE SUB"), Philip A. Jones, solely in his capacity as Trustee under The WMTV Trust ("WMTV TRUST"), a Wisconsin trust created pursuant to a Trust Agreement dated as of September 21, 1998 (the "TRUSTEE") and WMTV License Co., LLC, a Delaware limited liability company ("WMTV LICENSE CO.") and is made with reference to that certain Amended and Restated Credit Agreement dated as of December 17, 1997, by and among BCC, Company, Lenders and Agent, as amended by that certain Limited Waiver and First Amendment to Credit Agreement, dated as of May 6, 1998, by and among BCC, Company, the financial institutions listed on the signature pages thereof as Lenders and Agent, and solely with respect to Section 5 thereof, License Sub (such Amended and Restated Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Company owns and operates Stations WIFR (TV), Rockford, Illinois ("WIFR"), and WMTV (TV), Madison, Wisconsin ("WMTV"). The FCC Licenses for WIFR and WMTV are owned by License Sub. Company has been the licensee of WIFR since 1986. In June 1996, Company acquired WMTV as part of Company's acquisition of all of the outstanding stock of Brissette. The Communications Act does not permit Company to own and operate both WMTV and WIFR. Pursuant to a temporary waiver of such rules by the FCC, Company has continued to own both WMTV and WIFR since the acquisition of WMTV;

                 WHEREAS, subsection 6.7(xii) of the Credit Agreement provides that, in the event that the FCC requires Company to divest itself of either WIFR or WMTV in order to comply with the FCC duopoly rules, Company may assign (x) the assets associated with either such Station to a grantor trust and (y) the FCC Licenses associated with such Station to a limited liability company wholly-owned by such grantor trust; provided that such grantor trust shall grant a First Priority Lien in favor of Agent or the Senior Note Trustee, as the case may be, on such assets and the equity interests in such limited liability company pursuant to




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documentation substantially similar to certain of the Collateral Documents as collateral security for the Obligations of Company and obligations of Company pursuant to the Existing Senior Note Indenture, as the case may be;

                 WHEREAS, in order to comply with the Communications Act, Company has applied for and received the approval of the FCC to (a) transfer the assets of WMTV (other than the FCC Licenses associated with WMTV) to the Trustee for the benefit of Company and (b) cause License Sub to transfer the FCC Licenses associated with WMTV to WMTV License Co., in each case pending the sale of WMTV or WIFR. The Trustee is the sole member of WMTV License Co.;

                 WHEREAS, in connection with Company's transfer of the assets of WMTV (other than the FCC Licenses associated with WMTV) to the Trustee for the benefit of Company, the Trustee will execute and deliver (v) that certain WMTV Trust Guaranty dated as of October 31, 1998 (the "WMTV TRUST GUARANTY"), (w) that certain WMTV Trust Acquired Assets Security Agreement dated as of October 31, 1998 (the "WMTV TRUST ACQUIRED ASSETS SECURITY AGREEMENT"), (x) that certain WMTV Trust Accounts Receivable Security Agreement dated as of October 31, 1998 (the "WMTV TRUST ACCOUNTS RECEIVABLE SECURITY AGREEMENT"), (y) that certain WMTV Trust Pledge and Security Agreement dated as of October 31, 1998 (the "WMTV TRUST PLEDGE AND SECURITY AGREEMENT") and (z) that certain WMTV Trust Tangible Assets Security Agreement dated as of October 31, 1998 (the "WMTV TRUST TANGIBLE ASSETS SECURITY AGREEMENT"; and together with the WMTV Trust Acquired Assets Security Agreement, the WMTV Trust Accounts Receivable Security Agreement and the WMTV Trust Pledge and Security Agreement, the "WMTV TRUST SECURITY DOCUMENTS");

                 WHEREAS, in connection with License Sub's transfer of the FCC Licenses associated with WMTV to WMTV License Co., WMTV License Co. will enter into that certain Additional License Sub Guaranty dated as of October 31, 1998 (the "ADDITIONAL LICENSE SUB GUARANTY"; and together with the WMTV Trust Guaranty, the WMTV Acquired Assets Security Agreement, the WMTV Trust Accounts Receivable Agreement, the WMTV Trust Pledge and Security Agreement, the WMTV Trust Tangible Assets Security Agreement and the Mortgage Amendment (as defined below), the "TRANSFER SUPPORT DOCUMENTS"); and

                 WHEREAS, BCC, Company and Lenders desire to make certain (x) amendments to the Credit Agreement in connection with (i) the Trustee's execution and delivery of the WMTV Trust Guaranty and the WMTV Trust Security Documents and (ii) WMTV License Co.'s execution and delivery of the Additional License Sub Guaranty and (y) other amendments as set forth below.

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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                                    SECTION 1
                       AMENDMENTS TO THE CREDIT AGREEMENT
                           AND CERTAIN LOAN DOCUMENTS


SECTION 1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                 A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                 "ADDITIONAL LICENSE SUB GUARANTY" means the Additional License Sub Guaranty executed and delivered by WMTV License Co. on the Second Amendment Effective Date, substantially in the form of Exhibit XXV annexed hereto, as such Additional License Sub Guaranty may thereafter be amended, supplemented or otherwise modified from time to time.

                 "SECOND AMENDMENT EFFECTIVE DATE" means October 31, 1998.

                 "TRUSTEE" means Philip A. Jones, solely in his capacity as Trustee under The WMTV Trust, a Wisconsin trust created pursuant to a Trust Agreement dated as of September 21, 1998.

                 "TRUST AGREEMENT" means that certain Trust Agreement dated as of September 21, 1998 by and among the Trustee and Company, as amended from time to time pursuant to subsection 6.14.

                 "WMTV LICENSE CO." means WMTV License Co., LLC, a Delaware limited liability company.

                 "WMTV TRUST" means The WMTV Trust, a Wisconsin trust.

                 "WMTV TRUST ACQUIRED ASSETS SECURITY AGREEMENT" means the WMTV Trust Acquired Assets Security Agreement executed and delivered by the Trustee and Agent on or before the Second Amendment Effective Date, substantially in the form of Exhibit XXVI annexed hereto, as such WMTV Trust Acquired Assets Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                 "WMTV TRUST ACCOUNTS RECEIVABLE SECURITY AGREEMENT" means the WMTV Trust Accounts Receivable Security Agreement executed and delivered by the Trustee and Agent on or before the Second Amendment Effective Date, substantially in the form of Exhibit XXVII annexed hereto, as such WMTV Trust Accounts Receivable Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time.


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                 "WMTV TRUST GUARANTY" means the WMTV Trust Guaranty executed and delivered by the Trustee on or before the Second Amendment Effective Date, substantially in the form of Exhibit XXVIII annexed hereto, as such WMTV Trust Guaranty may thereafter be amended, supplemented or otherwise modified from time to time.

                 "WMTV TRUST PLEDGE AND SECURITY AGREEMENT" means the WMTV Trust Pledge and Security Agreement executed and delivered by the Trustee and The Bank of New York, a New York banking corporation, on or before the Second Amendment Effective Date, substantially in the form of Exhibit XXIX annexed hereto, as amended from time to time to the extent permitted under subsection 6.14.

                 "WMTV TRUST SECURITY AGREEMENTS" means the WMTV Trust Acquired Assets Security Agreement, the WMTV Trust Accounts Receivable Security Agreement, the WMTV Trust Pledge and Security Agreement and the WMTV Trust Tangible Assets Security Agreement.

                 "WMTV TRUST TANGIBLE ASSETS SECURITY AGREEMENT" means the WMTV Trust Tangible Assets Security Agreement executed and delivered by the Trustee and Agent on or before the Second Amendment Effective Date, substantially in the form of Exhibit XXX annexed hereto, as such WMTV Trust Tangible Assets Security Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                 B. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Borrowing Base" by inserting the phrase "and the Trustee" after the reference to "Company" contained therein.

                 C. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Collateral Documents" by inserting the phrase ", the WMTV Trust Security Agreements" immediately following the reference to "Mortgages" contained therein.

                 D. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Guaranties" by deleting the word "and" immediately following the reference to "BCC Guaranty" contained therein and substituting "," therefor and by inserting the phrase ", the Additional License Sub Guaranty and the WMTV Trust Guaranty" immediately after the reference to "the License Sub Guaranty" contained therein.

                 E. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Loan Party" by inserting the phrase ", the Trustee and WMTV License Co." immediately following the reference to "License Sub" contained therein.

                 F. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Pledged Collateral" by inserting the phrase ", the WMTV Trust



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Pledge and Security Agreement" immediately after the reference to "BCC Pledge
Agreement" contained therein.

                 G. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Program Obligations" by deleting the phrase "the Company" contained therein and substituting the phrase "each of Company and the Trustee" therefor.

                 H. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Related Agreements" by inserting the phrase ", Existing Company Pledge Agreement, WMTV Trust Pledge and Security Agreement, the Trust Agreement" after the reference to "Stauffer Acquisition Agreement" contained therein.

                 I. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Restricted Junior Payment" by inserting the phrase "or any membership interests" after the first, third and fourth reference to "class of stock" contained therein.

                 J. Subsection 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Subsidiaries" by inserting the sentence "It is expressly acknowledged and agreed that each of the Trustee, WMTV Trust and WMTV License Co. shall be deemed to be a Subsidiary of each of Company and BCC for all purposes under this Agreement; provided that Lenders acknowledge and agree that the Trustee shall be deemed to be a "Subsidiary" under this Agreement solely in his capacity as trustee under the WMTV Trust and not in his individual capacity" immediately following the last sentence thereof.

SECTION 1.2 AMENDMENTS TO SECTION 2: CONVERSION; AMOUNTS AND TERMS OF REVOLVING
            LOAN COMMITMENTS AND LOANS

                 Subsection 2.4D of the Credit Agreement is hereby amended by deleting the reference to "either" contained in clause (ii) thereof and substituting "any" therefor and by inserting the phrase ", the Additional License Sub Guaranty, the WMTV Trust Guaranty" immediately after the reference to "the BCC Guaranty" contained in clause (iii) thereof.

SECTION 1.3 AMENDMENTS TO SECTION 4: REPRESENTATIONS AND WARRANTIES

                 Subsection 4.1E of the Credit Agreement is hereby amended by inserting the phrase "and except, from and after the Second Amendment Effective Date, for the FCC Licenses related to WMTV, which are held by WMTV License Co.," immediately following the phrase "Except as set forth on Schedule 4.1E" in the penultimate sentence of Section 4.1E(i).

SECTION 1.4 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS



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                 A. Subsection 5.11B of the Credit Agreement is hereby amended by deleting the reference to "Company's" contained therein and substituting "either Company's or the Trustee's" therefor.

SECTION 1.5 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

                 A. Subsection 6.4(i) of the Credit Agreement is hereby amended by inserting the phrase ", WMTV License Co. may become and remain liable with respect to Contingent Obligations in respect of the Additional License Sub Guaranty and the Existing Senior Note Indenture and the Trustee may become and remain liable with respect to Contingent Obligations in respect of the WMTV Guaranty and the Existing Senior Note Indenture" immediately following the reference to "Existing Senior Note Indenture" contained therein.

                 B. Subsection 6.7(v) of the Credit Agreement is hereby amended by inserting the phrase "and the Trustee may make Asset Sales of the Television Station Asset Group with respect to WMTV" immediately following the first reference to "Television Station Asset Group" contained therein and is hereby further amended by inserting the phrase "provided that the foregoing clause (e) shall not apply in the event that the Company elects (and delivers an Officer's Certificate to Agent in form and substance satisfactory to Agent certifying as to such election and the reasons therefor) to sell the Television Station Asset Group with respect to WMTV held by the Trustee in order to comply with the Communications Act;" immediately after the reference to "sale;" contained in clause (e) of Subsection 6.7(v).

                 C. Subsection 6.12 of the Credit Agreement is hereby amended by inserting the phrase ", the Trustee or WMTV License Co." immediately following the reference to "License Sub" contained therein.

                 D. Subsection 6.13 of the Credit Agreement is hereby amended by
(i) inserting the following sentence immediately after the second sentence thereof: "WMTV License Co. shall engage in no business other than the holding of FCC Licenses related to WMTV and the performance of its obligations under the Additional License Sub Guaranty and its guaranty of the Existing Senior Notes and shall own no material assets other than FCC Licenses related to WMTV.", (ii) inserting the following phrase after the first sentence of Section 6.13 "From and after the Second Amendment Effective Date, the Trustee and the Trust, as the case may be, shall not engage in any business other than the business engaged in by the Trustee and the Trust, as the case may be, on the Second Amendment Effective Date; provided that Lenders acknowledge and agree that the preceding references to the Trustee in this sentence shall be a reference solely to the Trustee in his capacity as trustee under the WMTV Trust and not in his individual capacity" and (iii) inserting the phrase "and WMTV License Co." immediately after the reference to "License Sub" contained in the penultimate sentence of Section 6.13.

SECTION 1.6 AMENDMENTS TO SECTION 7: EVENTS OF DEFAULT

                 Subsection 7.13 of the Credit Agreement is hereby amended by deleting the reference to "or" immediately preceding the reference to "(v)" contained therein and



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substituting "," therefor and by inserting the following phrase immediately after the reference to "License Sub" contained therein ", (vi) (a) Company shall cease to own 100% of the beneficial interests in the WMTV Trust or (b) the Trustee (or a successor thereto reasonably acceptable to Agent, such acceptance to be acknowledged in writing by Agent) shall cease to be the trustee under the Trust Agreement or (vii) (a) the Trustee (or a successor thereto reasonably acceptable to Agent, such acceptance to be acknowledged in writing by Agent) shall cease to be the sole member of WMTV License Co. or (b) the Trustee (or a successor thereto reasonably acceptable to Agent, such acceptance to be acknowledged in writing by Agent) shall cease to hold 100% of the membership interests in WMTV License Co.; provided that the occurrence of any of the events described in the foregoing clauses (vi) and (vii) of this Subsection 6.13 shall not constitute an Event of Default if (x) such event occurs following a transfer or other disposition of all of (i) the assets related to WMTV held by the Trustee and (ii) the FCC Licenses held by WMTV License Co. that is permitted pursuant to, and complies with, the terms of this Agreement and the other Loan Documents and (y) prior to the occurrence of such event, BCC and its Subsidiaries (including, without limitation, the Trust, the Trustee and WMTV License Co.) shall have complied with all of their respective obligations, covenants and agreements under this Agreement and the other Loan Documents (including, without limitation, the application of the proceeds received by any of the BCC and its Subsidiaries (including, without limitation, the Trustee, the Trust and WMTV License Co.) in connection with such transfer or other disposition in accordance with the terms of this Agreement) in connection with such transfer or other disposition and otherwise; provided further that, notwithstanding anything to the contrary contained herein, this subsection 6.13 shall not be deemed to be a consent to a transfer or other disposition of (x) the assets related to WMTV held by the Trustee or (y) the FCC Licenses held by WMTV License Co; or"

SECTION 1.7 AMENDMENTS TO SECTION 8: AGENT

                 A. Subsection 8.6 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the first sentence therein:

                          "; provided, however in connection with any Loan Party's entering into any lease of equipment permitted pursuant to this Agreement (including, without limitation, a Capital Lease permitted under subsection 6.1(iii)), at the request of the lessor under such equipment lease, from and after the Restatement Date, Agent, in its sole discretion, may enter into a collateral waiver agreement with such lessor pursuant to which Agent acknowledges that Agent, on behalf of Lenders, waives any interests it has in the leased equipment to the extent the lessor of the leased equipment has any rights or interest in such equipment"

                 B. Subsection 8.6 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the seventh sentence thereof:

                          "and each Lender having Term Loans hereunder hereby authorizes Agent to be the agent for and representative of Lenders having Term Loans under the WMTV Trust Pledge and Security Agreement".



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SECTION 1.8 AMENDMENTS TO SECTION 9: MISCELLANEOUS

                 Section 9 of the Credit Agreement is hereby amended by inserting the following new subsection:

         "9.22 ADDITIONAL LICENSE SUB GUARANTY

                          Any amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and any consent to any departure by any Loan Party therefrom, that releases the WMTV License Co. from its obligations under the Additional License Sub Guaranty or releases the Trustee from its obligation under the WMTV Trust Guaranty, in each case other than in accordance with the Loan Documents, shall be effective only if evidenced by a writing signed by or on behalf of all Lenders; provided that WMTV License Co. shall be released from its obligations under the Additional License Sub Guaranty and the Trustee shall be released from its obligations under the WMTV Trust Guaranty following a transfer or other disposition of all of the assets related to WMTV held by the Trustee and the FCC Licenses held by WMTV License Co. that is permitted pursuant to, and complies with, the terms of this Agreement and the other Loan Documents if, prior to such release each of BCC and its Subsidiaries (including, without limitation, the Trust, the Trustee and WMTV License Co.) shall have complied with all of their respective obligations, covenants and agreements under this Agreement and the other Loan Documents (including, without limitation, the application of the proceeds received by any of BCC and its Subsidiaries (including, without limitation, the Trustee, the Trust and WMTV License Co.) in connection with such transfer or other disposition in accordance with the terms of this Agreement) in connection with such transfer or other disposition and otherwise; provided, further that, notwithstanding anything to the contrary contained herein, this Subsection 9.22 shall not be deemed to be a consent to a transfer or other disposition of (x) the assets related to WMTV held by the Trustee or (y) the FCC Licenses held by WMTV License Co."

SECTION 1.9 ADDITION OF EXHIBITS

                 A. Exhibit XXV: Form of Additional License Sub Guaranty. The Credit Agreement is hereby amended by adding thereto a new Exhibit XXV in the form of Annex A to this Amendment.

                 B. Exhibit XXVI: Form of WMTV Trust Acquired Assets Security Agreement. The Credit Agreement is hereby amended by adding thereto a new
Exhibit XXVI in the form of Annex B to this Amendment.

                 C. Exhibit XXVII: Form of WMTV Trust Accounts Receivable Security Agreement. The Credit Agreement is hereby amended by adding thereto a new Exhibit XXVII in the form of Annex C to this Amendment.


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                 D. Exhibit XXVIII: Form of WMTV Trust Guaranty. The Credit
Agreement is hereby amended by adding thereto a new Exhibit XXVIII in the form of Annex D to this Amendment.

                 E. Exhibit XXIX: Form of WMTV Trust Pledge and Security Agreement. The Credit Agreement is hereby amended by adding thereto a new
Exhibit XXIX in the form of Annex E to this Amendment.

                 F. Exhibit XXX: Form of WMTV Trust Tangible Assets Security Agreement. The Credit Agreement is hereby amended by adding thereto a new
Exhibit XXX in the form of Annex F to this Amendment.

SECTION 1.10 AMENDMENTS TO CERTAIN LOAN DOCUMENTS

                 A. Notwithstanding anything to the contrary contained herein, Lenders hereby consent to the amendment of the Existing Company Pledge Agreement pursuant to the letter agreement in the form of Annex I hereto.

                 B. Notwithstanding anything to the contrary contained herein, the Company Accounts Receivable Security Agreement is hereby amended by amending the proviso to Section 2 thereof by deleting the reference to "hereunder" and substituting the phrase "hereunder and under the WMTV Trust Accounts Receivable Security Agreement" therefor as by inserting the phrase ",the Trust and the Trustee on a consolidated basis" immediately after the reference to "Grantor" contained therein.

                                    SECTION 2
                           CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                 A. On or before the Second Amendment Effective Date, each of BCC, Company, License Sub, the Trustee and WMTV License Co. shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                 (i) Resolutions of its Board of Directors or such other governing body, as the case may be, approving and authorizing the execution, delivery, and performance of each of this Amendment, the Transfer Support Documents and the WMTV Documents (as hereinafter defined) to which it is a party, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary or



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         manager, as the case may be, as being in full force and effect without modification or amendment;

                 (ii) Signature and incumbency certificates of its officers or other responsible party, as the case may be, executing this Amendment and the Transfer Support Documents to which it is a party;

                 (iii) originally executed copies of one or more favorable written opinions of Shack & Siegel, P.C., counsel for Company, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Second Amendment Effective Date and setting forth the matters in the opinions designated in Annex G to this Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request; and

                 (iv) Executed copies of this Amendment and the Transfer Support Documents.

                 B. The delivery to Agent of originals of each of the documents, agreements, certificates and instruments executed and delivered or to be executed and delivered in connection with the formation of, and transfer by Company and License Sub, as the case may be, of the assets and the FCC Licenses relating to WMTV to the Trustee and WMTV License Co., as the case may be, including, without limitation, the WMTV License Co. Certificate of Formation, the Trust Agreement (as defined in Section 1.1) and the WMTV License Co. Operating Agreement (collectively, the "WMTV DOCUMENTS"), in form and substance reasonably satisfactory to Agent and its counsel.

                 C. The delivery to Agent of (a) (i) a fully executed and notarized First Amendment to Open-End Mortgage, Fixture Filing, and Assignment of Rents (the "MORTGAGE AMENDMENT"), substantially in the form in Annex H to this Amendment, in proper form for recording in all appropriate places in all applicable jurisdictions and (ii) endorsements to the existing ALTA mortgagee title insurance policies issued in respect of the Mortgage encumbering the property described in the Mortgage Amendment, all of the foregoing in form and substance reasonably satisfactory to Agent; and (b) evidence satisfactory to Agent of (1) delivery to the Title Company of all certificates and affidavits required by the Title Company in connection with the issuance of the Title Endorsements and (2) payment to the Title Company or to the appropriate governmental authorities of all expenses and premiums of the Title Company in connection with the issuance of the Title Endorsements and all recording and stamp taxes (including mortgage recording, documentary stamp and intangible taxes) payable in connection with recording the Mortgage Amendment in the appropriate real estate records.

                 D. Agent shall have received evidence satisfactory to it that each Loan Party shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items




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described in clauses (iii) and (iv) below) that may be necessary or, in the opinion of Agent, desirable in order to create in favor of Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include the following:

                 (i) Delivery to Agent of accurate and complete schedules to all of the applicable Collateral Documents;

                 (ii) Delivery to Agent or Pledgee under the Existing Company Pledge Agreement of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Agent) representing all capital stock pledged pursuant to the Existing Company Pledge Agreement and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Agent) evidencing any Collateral; and

                 (iii) Delivery to Agent of UCC financing statements and, where appropriate, fixture filings (including, where applicable, amendments with respect to UCC financing statements and fixture filings), duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Agent, desirable to perfect the security interests created in such Collateral pursuant to the applicable Collateral Documents.

                 E. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                                    SECTION 3
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of BCC, Company, License Sub, the Trustee (as to each of the following subsections other than F and G) and WMTV License Co. (as to each of the following subsections other than F and G) represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. Each of BCC, Company, License Sub, the Trustee and WMTV License Co. has all requisite corporate or other organizational power and authority to enter into this Amendment, each of the Transfer Support Documents and each of the WMTV Documents to which it is a party and to carry out the transactions contemplated




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by, and perform its obligations under, the Credit Agreement as amended by this
Amendment (the "AMENDED AGREEMENT"), the Transfer Support Documents and the WMTV Documents to which it is a party.

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the Transfer Support Documents and the WMTV Documents have been duly authorized by all necessary corporate or other action on the part of BCC, Company, License Sub, the Trustee and WMTV License Co., as the case may be.

                 C. NO CONFLICT. The execution and delivery by each of BCC, Company, License Sub, the Trustee and WMTV License Co. of each of this Amendment, the Transfer Support Documents and the WMTV Documents to which it is a party and the performance by each of BCC, Company, License Sub, the Trustee and WMTV License Co. of each of the Amended Agreement, the Transfer Support Documents and the WMTV Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.), the Certificate or Articles of Incorporation or Certificate of Formation, as the case may be, or Bylaws, Operating Agreement or Trust Agreement, as the case may be, of BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.) or any order, judgment or decree of any court or other agency of government binding on BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.), (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.), or (iv) require any approval of stockholders or any other equityholders or any approval or consent of any Person under any Contractual Obligation of BCC or any of its Subsidiaries (including, without limitation, the Trustee and the WMTV License Co.), except for such approvals or consents which have been obtained on or before the Second Amendment Effective Date and disclosed in writing to Lender.

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by each of BCC, Company, License Sub, the Trustee and WMTV License Co. of this Amendment, the Transfer Support Documents and the WMTV Documents to which it is a party and the performance by each of BCC, Company, License Sub, the Trustee and WMTV License Co. of the Amended Agreement, the Transfer Support Documents and the WMTV Documents to which it is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been and, upon their execution and delivery, the Transfer Support Documents and the WMTV Documents to which it is a party will be, duly executed and delivered by each of BCC,




                                       12

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





Company, License Sub, the Trustee and WMTV License Co. and this Amendment and the Amended Agreement are and, upon their execution and delivery, the Transfer Support Documents and the WMTV Documents to which it is a party will be, the legally valid and binding obligations of BCC, Company, License Sub, the Trustee and WMTV License Co., enforceable against BCC, Company, License Sub, the Trustee and WMTV License Co. in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                 H. ORGANIZATIONAL DOCUMENTS. None of the Articles or Certificate of Incorporation or Certificate of Formation, as the case may be, Bylaws or Operating Agreement, as the case may be, or any other constating document of any of BCC, Company or License Sub has been amended, modified or otherwise supplemented since December 17, 1997 and the Articles or Certificates of Incorporation or Certificate of Formation, as the case may be, Bylaws or Operating Agreement, as the case may be, and other constating documents of each of BCC, Company and License Sub delivered to Agent and Lenders in connection with execution and delivery of the Credit Agreement on December 19, 1997 are true, correct and complete copies of such Certificate of Incorporation, Bylaws or other constating documents as in effect as of the date hereof. The Certificate of Formation, Operating Agreement or Trust Agreement, as the case may be, and other constating documents of each of the Trustee and WMTV License Co. delivered to Agent and Lenders in connection with execution and delivery of this Amendment are true, correct and complete copies of such Certificate of Formation, Operating Agreement or Trust Agreement, as the case may be, or other constating documents as in effect as of the date hereof.

                                    SECTION 4
                           ACKNOWLEDGMENT AND CONSENT

                 Each of License Sub, the Trustee and WMTV License Co. hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party (including Loan Documents executed and delivered by such Loan Party as of the date hereof) shall not be



                                       13

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





impaired and each of the Loan Documents (including Loan Documents executed and delivered by such Loan Party as of the date hereof) to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                                    SECTION 5
                                  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which



                                       14

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





when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by BCC, Company, License Sub, the Trustee, WMTV License Co. and Supermajority Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                           BCC:

                                           BENEDEK COMMUNICATIONS CORPORATION

                                           By:     /s/ RONALD L. LINDWALL
                                                   -----------------------------
                                                   Ronald L. Lindwall
                                                   Senior Vice President, Chief
                                                   Financial Officer, Secretary
                                                   and Treasurer



                                           COMPANY:

                                           BENEDEK BROADCASTING CORPORATION

                                           By:     /s/ RONALD L. LINDWALL
                                                   -----------------------------
                                                   Ronald L. Lindwall
                                                   Senior Vice President, Chief
                                                   Financial Officer, Secretary
                                                   and Treasurer

ACKNOWLEDGED AND CONSENTED
TO AS OF OCTOBER 31, 1998:


BENEDEK LICENSE CORPORATION


By:     /s/ RONALD L. LINDWALL
    -----------------------------
         Ronald L. Lindwall
         Senior Vice President, Chief
         Financial Officer, Secretary
         and Treasurer



PHILIP A. JONES, SOLELY IN HIS
CAPACITY AS TRUSTEE UNDER THE
WMTV TRUST, A WISCONSIN TRUST


By:     /s/ PHILIP A. JONES
    -----------------------------
           Philip A. Jones



WMTV TRUST LICENSE CO., LLC.

By:      PHILIP A. JONES, SOLELY IN HIS
         CAPACITY AS TRUSTEE UNDER THE
         WMTV TRUST, A WISCONSIN TRUST,
         ITS MEMBER


By:     /s/ PHILIP A. JONES
    -----------------------------
           Philip A. Jones

LENDERS:

                                          BANKERS TRUST COMPANY,
                                          individually and as Agent


                                        By:   /s/ GREG SHEFRIN
                                            _________________________
                                                  Greg Shefrin
                                                  Vice President

                                          STRATA FUNDING LTD.

                                        By:   /s/ DAVID EGGLLSHAW
                                            _________________________
                                                   David Eggllshaw
                                            Title: Director

                                        PILGRIM AMERICA PRIME RATE TRUST

                                        By:   PILGRIM AMERICA INVESTMENTS, INC.,
                                              as its Investment Manager


                                        By:   /s/ ROBERT L. WILSON
                                            _________________________
                                            Name:  Robert L. Wilson
                                            Title: Vice President

                                           KZH III LLC


                                        By:   /s/ VIRGINIA CONWAY
                                            _________________________
                                            Name:  Virginia Conway
                                            Title: Authorized Agent

                                           KZH CNC LLC


                                        By:   /s/ VIRGINIA CONWAY
                                            _________________________
                                                 Virginia Conway
                                                 Authorized Agent

                                            SENIOR DEBT PORTFOLIO

                                            By: BOSTON MANAGEMENT AND RESEARCH,
                                                as Investment Advisor


                                            By:   /s/ PAYSON F. SWAFFIELD
                                                _________________________
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                           CANADIAN IMPERIAL BANK OF COMMERCE


                                            By:   /s/ KOREN VOLK
                                                _________________________
                                                Name:  Koren Volk
                                                Title: Authorized Signatory

                                           MASSACHUSETTS MUTUAL LIFE
                                           INSURANCE COMPANY



                                            By:   /s/ WALTER T. DWYER
                                                _________________________
                                                Name:  Walter T. Dwyer
                                                Title: Managing Director

                                           TORONTO DOMINION (TEXAS), INC.


                                            By:  /s/ David G. Parker
                                                _________________________
                                                Name:  David G. Parker
                                                Title: Managing Director
                                                       Vice President

                                           HARVARD MANAGEMENT COMPANY INC.


                                           By: /s/ Timothy S. Peterson
                                              --------------------------
                                              Name:  Timothy S. Peterson
                                              Title: Authorized Signatory

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